UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                                November 20, 2006

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
             (Exact name of registrant as specified in its charter)

         Massachusetts                 811-21517                 30-0233832
 (State or other jurisdiction         (Commission             (I.R.S. Employer
       of incorporation)              File Number)          Identification No.)



             1001 Warrenville Road, Suite 300, Lisle, Illinois 60532
              (Address and Zip Code of principal executive offices)

       Registrant's telephone number, including area code: (630) 241-4141



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.

         On November 20, 2006, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund (AMEX - FVI), a diversified closed-end management investment company ("FVI" or the "Fund"), announced that the Board of Trustees of the Fund (the "Board") approved and adopted a Plan of Termination, Liquidation and Dissolution (the "Plan") which results in the termination of FVI in accordance with the laws of the Commonwealth of Massachusetts and the Declaration of Trust of FVI dated February 20, 2004.

         Holders of record of shares of FVI at the close of business on November 30, 2006 (the "Record Date") shall be entitled to a distribution of their allocable portion of the trust property of FVI in accordance with the Plan. The Record Date shall be the date that the transfer agent's books will be closed. FVI intends to make a first and final liquidating distribution to holders of record by December 8, 2006. Shares of FVI shall cease trading on the American Stock Exchange on the Record Date.

Item 9.01         Financial Statements and Exhibits.

         (d)      Exhibits

         Exhibit Number:   Title:

                  2.1 Plan of Termination, Liquidation and Dissolution made by First Trust/Value Line(R) & Ibbotson Equity Allocation Fund on November 17, 2006.

                  99.1 Form of Notice of Termination of Fund sent to Shareholders on November 20, 2006.


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                            SIGNATURE

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FIRST TRUST/VALUE LINE(R) & IBBOTSON
                                      EQUITY ALLOCATION FUND
                                      (Registrant)

                                      /s/ W. Scott Jardine
                                      -------------------------------------
                                      W. Scott Jardine
                                      Secretary



Date:  November 20, 2006